SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                                    FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF
                        THE SECURITIES EXCHANGE ACT OF 1934

                                 March 19, 2000
                        ---------------------------------
                        (Date of Earliest Event Reported)


                     Commission File Number 1-15497
                         RecycleNet Corporation
             ----------------------------------------------------
             (Exact name of small business issuer in its charter)

                    Utah                              87-0301924
       --------------------------------    --------------------------------
       (State or other jurisdiction of     (IRS Employer Identification No.)
        incorporation or organization)



                 7 Darren Place, Guelph, ON N1H 6J2, CANADA
         ------------------------------------------------------------
         (Address of principal executive offices, including Zip Code)

                                 519-767-2913
                       --------------------------------
                       (Registrant's telephone number,)



  ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

  None; not applicable.

  ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

  None; not applicable.

  ITEM 3.  BANKRUPCY OR RECEIVERSHIP

  None; not applicable.

  ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  None; not applicable.

  ITEM 5.  OTHER EVENTS

  None; not applicable.

  ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

  Effective March 19, 2000 Mikael Prydz has resigned as an officer and director of RecycleNet Corporation to pursue other interests. There was no disagreement with the registrant on any matter relating to the registrant's operations, policies or practices.

  The company is actively searching for a person to replace the roles of President, CEO and director, vacated by Mr. Prydz.

  Paul Roszel founder and chairman of RecycleNet Corporation will temporarily step into the responsibilities as President and CEO.


  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  None; not applicable.

  ITEM 8.  CHANGE IN FISCAL YEAR

  None; not applicable.

  ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION 5

  None; not applicable.


                            Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RECYCLENET CORPORATION

                                       March 23, 2000


                                       BY:  /s/ Paul Roszel
                                     ------------------------------------
                                       Paul Roszel, Chairman of the Board
                                        of Directors